Exhibit 10.1

 EXECUTION COPY

INDUCEMENT AGREEMENT

This Inducement Agreement (this “Agreement”) is made this 16th day of April, 2015, by and among Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”), and the investors listed on Schedule 1 hereto (the “Holders”).

R E C I T A L S

A. The Holders collectively hold $65,000,000 in aggregate principal amount of the Company’s 8.00% Convertible Senior Notes due 2019 (together with the guarantees thereof by certain subsidiaries of the Company, the “Notes”) outstanding under the Indenture (as amended through the date hereof, the “Indenture”), dated as of February 21, 2014, by and among the Company, certain subsidiaries of the Company, as guarantors, and Wilmington Trust, National Association (the “Trustee”).

B. The Company desires to deliver to each Holder a number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), set forth on Schedule 1 hereto, with a customary restrictive legend (collectively, the “Inducement Shares”) to induce each Holder to convert all Notes held by it (collectively, the “Conversion Notes”) in accordance with the provisions of the Notes and the Indenture,  and each Holder desires to convert the Conversion Notes held by it in accordance with the provisions of the Notes and the Indenture upon receipt of the Inducement Shares and in accordance with this Agreement.

C.   The Holders desire to consent to the proposed amendments to the Indenture reflected in substantially in the Form of Third Supplemental Indenture to the Indenture attached hereto as Exhibit A (the “Third Supplemental Indenture”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements and obligations contained herein, the parties agree as follows:

1. Inducement Payment; Conversion; Consent.

1.1 General.  On the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein by each of the parties to the other, on a Closing Date (as defined below) (i) a Holder in respect of which such Closing Date has occurred shall deliver to the Company (A) an executed copy of the lock-up agreement (a “Lock-up Agreement”) substantially in form attached hereto as Exhibit B and (B) the documents required by Section 4.2 hereof and in exchange (ii) the Company shall instruct the transfer agent in respect of the Company’s Common Stock (the “Transfer Agent”) to create an account in such Holder’s name and through which the Inducement Shares applicable to such Holder as specified in Schedule 1 hereto will be held in book-entry form (the transactions described in clauses (i) and (ii) and the conversion of such Holder’s Conversion Notes in accordance with the Indenture are collectively referred to as the “Conversion Transactions”).

1.2 Consent. Whether or not the Conversion Transactions are consummated, each of the Holders hereby consents in respect of the aggregate principal amount of Notes held by such Holder (as indicated on Schedule 1 hereto) to the execution, delivery and performance by the Company and the Trustee of the Third Supplemental Indenture on or after the date hereof.

1.3  Closing. The closing of the transactions described in clauses (i) and (ii) of Section 1.1 hereof with respect to a Holder (a “Closing”) shall take place at or about 12:00 P.M. (Eastern Time) on the second Business Day following the Business Day on which the Company has received (i) notice from the Trustee in accordance with Section 14.02(b) of the Indenture with respect to the conversion by such Holder of all of the Conversion Notes held by such Holder, (ii) information of such Holder required by the Transfer Agent to establish the account referred to in Section 1.1(ii) and (iii) information of such Holder required to deliver the Indenture Shares (as defined below) in book-entry form through the facilities of the Depository Trust Company (“DTC”), at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, or at such other time and place as mutually agreed upon by such Holder and the Company. The date and time of a Closing with respect to a Holder are referred to herein as a “Closing Date”.

1.4 Remedy for Default. In the event that the Company fails to comply with its obligations to deliver to a Holder (i) the Inducement Shares on the date or dates when due to such Holder in accordance with this Agreement or (ii) the shares deliverable under the Indenture upon conversion of the Conversion Notes held by such Holder on the date or dates when due to such Holder in accordance with the Indenture (the “Indenture Shares”), the Company shall promptly pay to such Holder on demand an amount in cash equal to, in the case of clause (i), $0.002 per Inducement Share that was not so delivered, and in the case of clause (ii), the product of (x) the principal amount of the Conversion Notes in respect of which Indenture Shares were not so delivered to such Holder and (y) 0.0002192, in all cases, for each day that the Company is so in default, until, but not including, the day on which the Company delivers such Inducement Shares and/or Indenture Shares, as the case may be, to such Holder.  Payment of any amount pursuant to this clause 1.4 shall not relieve the Company of its obligations hereunder to deliver the Inducement Shares and Indenture Shares.

1.5 Amendment to Registration Rights Agreements.  To the extent a Holder is entitled to the benefits of a registration rights agreement, dated February 21, 2014, by and among the Company and the investors party thereto, the definition of “Registrable Securities” defined therein shall be deleted and replaced with: “means the Conversion Shares (without consideration of any blocker provision contained therein) and the Inducement Shares (as such term is defined in the Inducement Agreement, dated as of April 16, 2015, by and among the Company and the investors identified therein), until the earliest of (a) their effective registration under the Securities Act, (b) the date on which the Notes or such Conversion Shares or such Inducement Shares have been transferred by the Investor to any Person that is not an Affiliate of the Investor (including any affiliated fund), and (c) the date on which such Conversion Shares, the Inducement Shares and the Notes cease to be outstanding.”

2. Representations and Warranties of the Holders. Each Holder hereby separately represents and warrants to the Company, as of the date hereof and as of the Closing Date applicable to such Holder, as follows:

2.1 Existence and Authority Relative to Agreement. Each Holder is duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Holder has all necessary power and authority to execute and deliver this Agreement and each other agreement, document or instrument to be executed in connection herewith and to perform the obligations to be performed by it hereunder and thereunder. The execution, delivery and performance of this Agreement by each Holder, including the consummation of the Conversion Transactions by each Holder pursuant hereto, have been duly authorized by all necessary action of each Holder. This Agreement and each other instrument or document to be executed in connection herewith have been duly and validly executed and delivered by a duly authorized officer of each Holder. This Agreement and each other instrument or document to be executed in connection herewith shall, upon the execution and delivery thereof by each Holder, constitute the legal, valid and binding obligations of each Holder enforceable against each Holder in accordance with the respective terms thereof, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

2.2 No Conflicts. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by each Holder with any provisions hereof, will (i) violate (with or without the giving of notice or the lapse of time or both), or conflict with, or result in any violation of or default under, any indenture, mortgage, deed of trust, loan agreement, joint venture agreement, partnership agreement, limited liability company agreement or any other agreement or instrument to which the Holder is a party or by which any Holder is bound or to which any of the property or assets of any Holder is subject, except for such conflicts, breaches or violations which would not, singly or in the aggregate, result in a material adverse effect on the consolidated financial position, results of operations or business of any Holder, (ii) result in any violation of the provisions of the charter, by-laws, certificate of limited partnership, partnership agreement or other organizational documents of any Holder, as the case may be, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any Holder, except where such noncompliance or violation of any such statute, order, rule or regulation would not, singly or in the aggregate, result in a material adverse effect on the consolidated financial position, results of operations or business of such Holder.

2.3 No Consents Required. No application, notice, order, registration, qualification, waiver, consent, approval or other action (collectively, “Consent”) is required to be filed, given, obtained or taken by any Holder by virtue of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, which has not already been obtained, other than the delivery of the items specified in Section 1.1 of this Agreement.

2.4 Title to Interests. Each Holder is the record owner of the Conversion Notes (in such amounts as indicated on Schedule 1 hereto).

2.5 Brokers and Finders. Except as set forth on Schedule 2, no Holder has employed any broker or finder who will seek compensation from the Company, and no Holder has otherwise entered into any arrangement regarding the payment of any brokerage fees, commissions or finder’s fees in connection with the sale of the Conversion Notes that will result in any liability on the part of the Company.

2.6 Informed Investment Decision. Each Holder has the ability to bear the economic risks of the Inducement Shares and the shares of Common Stock issued upon conversion of the Conversion Notes and is able to afford the complete loss of such investment. Each Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Inducement Shares and the shares of Common Stock issued upon conversion of the Conversion Notes. Each Holder has relied solely on its own investigations in making a decision to participate in the Conversion Transaction, and has received no representation or warranty from the Company or any of its affiliates, employees or agents in connection with the transactions contemplated by this Agreement, other than those set forth in this Agreement. Each Holder has had an opportunity to ask questions regarding the Conversion Notes, the Inducement Shares, the shares of Common Stock issued upon conversion of the Conversion Notes and the business of the Company, and has acquired sufficient information about the Company to reach an informed decision to execute and deliver and perform under this Agreement. There has been made available to each Holder and its advisors the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the investment in the Inducement Shares and the shares of Common Stock issued upon conversion of the Conversion Notes and to obtain the documents publicly filed with the Securities and Exchange Commission (the “Commission”) by the Company and any additional information, to the extent that the Company possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to it, or to otherwise make an informed investment decision, and that each Holder has had an opportunity to consult with counsel and other advisers about the execution and delivery and performance under this Agreement and an investment in the Inducement Shares and the shares of Common Stock issued upon conversion of the Conversion Notes, and that all material documents, records and books pertaining to such have, on request, been made available to each Holder and its advisors.

2.7  Advisors. Each Holder is relying upon the advice of its own personal, legal and tax advisors with respect to the legal, tax and other aspects of the execution and delivery and performance under this Agreement, including participation in the Conversion Transaction and an investment in the Inducement Shares and the shares of Common Stock issued upon conversion of the Conversion Notes.

2.8 Determination of Price. In connection with the Conversion Transactions, each Holder has independently determined an acceptable inducement price to convert its Conversion Notes, and the number of shares of Common Stock included in the Inducement Shares is based upon such independent determination.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Holder on the date hereof and as of the Closing Date applicable to such Holder, as follows:

3.1 Existence and Authority Relative to Agreement. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company has all necessary corporate power and authority to execute and deliver this Agreement and each other agreement, document or instrument to be executed in connection herewith and to perform the obligations to be performed by the Company hereunder and thereunder. The execution, delivery and performance of this Agreement by the Company, including the delivery of the Inducement Shares, have been duly authorized by all necessary corporate action. This Agreement and each other instrument or document to be executed in connection herewith have been duly and validly executed and delivered by a duly authorized officer of the Company. This Agreement and each other instrument or document to be executed in connection herewith shall, upon the execution and delivery thereof by the Company constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with the respective terms thereof, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

3.2 No Conflicts. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by the Company with any provisions hereof, will (i) violate (with or without the giving of notice or the lapse of time or both), or conflict with, or result in any violation of or default under, any indenture, mortgage, deed of trust, loan agreement, joint venture agreement, partnership agreement, limited liability company agreement or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter, by-laws, certificate of limited partnership, partnership agreement or other organizational documents of the Company or any Subsidiary (as defined below), as the case may be, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, except where such noncompliance or violation of any such statute, order, rule or regulation would not, singly or in the aggregate, have a material adverse effect on the consolidated financial position, results of operations or business of the Company and its subsidiaries taken as a whole. “Subsidiary” means each of the subsidiaries of the Company which is a “significant subsidiary” as defined in Rule 405 of Regulation C under the Securities Act of 1933, as amended (the “Securities Act”). The Company is not in possession of non-public information that a reasonable investors would consider significant in making a decision to participate in the Conversion Transactions.

3.3 No Consents Required. Except for (i) the filing with the Commission of a current report on Form 8-K, (ii) the filing of documents required to be filed with The NASDAQ Stock Market, LLC in connection with the Conversion Transactions after the consummation of the Conversion Transactions, (iii) delivery of the consideration specified in Section 1.1 of this Agreement and (iv) delivery of Common Stock upon conversion of the Conversion Notes , no Consent is required to be filed, given, obtained or taken by the Company by virtue of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, which has not already been obtained.

3.4 Shares. The issuance of the Inducement Shares to each Holder pursuant to this Agreement and the shares deliverable under the Indenture upon conversion of the Conversion Notes have been duly authorized by the Company. The Inducement Shares issued in connection with each Closing will be validly issued, fully paid and nonassessable. The issuance of the Inducement Shares and the shares deliverable under the Indenture upon conversion of the Conversion Notes is not subject to preemptive or similar rights.

4. Covenants.

4.1 Tax Matters. Each Holder shall cooperate, as and to the extent reasonably requested by the Company at the Company’s expense, in connection with the filing of any tax returns, tax elections or other tax reporting matters related to the transactions contemplated by this Agreement.

4.2 Withholding. At the Closing applicable to a Holder, such Holder shall deliver to the Company a properly executed Internal Revenue Service Form W-9 or applicable Form W-8 together with any applicable underlying forms or documentation. The Company shall be entitled to withhold taxes to the extent required by applicable law from any payment made to the Holder pursuant to this Agreement.

4.3 Conversion Consideration. In connection with the Conversion Transactions, each Holder agrees that in its notice of conversion delivered to the Trustee under the Indenture it will provide that such Holder will receive the consideration due under the Indenture.

4.4 Prompt Action.  As promptly as practicable, but in any event no later than three Business Days after the date of this Agreement, each Holder shall deliver the documentation it is required to deliver under the Indenture to create a Conversion Date (as defined in the Indenture) with respect to its Conversion Notes.

4.5 Securities Offering Exemption.  The Company represents that the issuance of the Inducement Shares is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and the rules promulgated thereunder and the Company shall make any filings and take all such actions required in connection with such exemption.

4.6 Post-Closing Disclosure Requirement of the Company. No later than the close of business on the business day after the date of this Agreement, the Company shall publicly disclose the material transactions contemplated by this Agreement pursuant to a broadly distributed press release.

4.7.  Removal of Legend.  Upon request of a Holder at any time after six (6) months from the date of issuance of Inducement Shares to such Holder, and subject to all of the other conditions of Rule 144 under the Securities Act being met with respect to such Holder and the Company at such time, provided that the Holder provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters in customary form) that the securities may be sold pursuant to such Rule, the Company shall take all actions reasonably necessary to (i) cause the Transfer Agent to remove the restrictive legend from the Inducement Shares owned by such Holder, and (ii) cause the Transfer Agent to deliver such Inducement Shares by electronic delivery at the applicable balance account at DTC converted to freely-tradable, unrestricted shares of Common Stock, registered as such with DTC, in each case, within five Business Days after the date of such request.

4.8.  Indenture Shares. Provided that a Holder delivers to the Company the information described in Section 1.3(iii) hereto and (a) is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, the Company agrees to deliver Indenture Shares owed to such Holder pursuant to the terms of the Indenture in freely tradable, unrestricted form, registered with DTC and without the restrictive legend described in Section 2.05(d) of the Indenture, or (b) is an affiliate of the Company, the Company agrees to deliver Indenture Shares owed to such Holder pursuant to the terms of the Indenture with appropriate restrictive legends.

5. General.

5.1 Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier’s transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier’s transmission confirmation report.

Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

If to any Holder, to the address set forth on the signature pages to this Agreement.

If to the Company:

Pernix Therapeutics Holdings, Inc.
10 North Park Place, Suite 201
Morristown, New Jersey 07960
Attention:  General Counsel
Facsimile:  (800) 793-2145

With a copy to:

Thomas Levato, Esq.
James Barri, Esq.
Goodwin Procter LLP
53 State Street
Boston, MA 02109
Facsimile: (617) 523-1231

or to such other address as any party hereto shall have designated by notice in writing to the other party.

5.2 Further Assurances. Each party hereto shall at any time, and from time to time, both before and after the date of this Agreement, upon request of the other party hereto, use commercially reasonable efforts to execute, acknowledge and deliver all such further assignments, transfers, conveyances or other documents or instruments, and take all such further action, as may be reasonably requested by the other party to carry out the intent of this Agreement.

5.3 Expenses. The parties hereto shall each pay their respective fees and expenses, including but not limited to attorneys’ fees, incident to the negotiations, preparation and execution of this Agreement and the consummation of the transactions provided for herein.

5.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement and duly executed by the party to be bound thereby. This Agreement supersedes all prior agreements and understandings between the parties with respect to the transactions contemplated hereby.

5.5 Assignability. Neither this Agreement nor any of the rights or obligations hereunder may be assigned without the prior written consent of the parties hereto and any attempt to do so shall be of no force or effect.

5.6 Captions. The captions of the various sections and articles contained in this Agreement are for reference purposes only and shall not be deemed in any manner to affect the meaning or interpretation of any of the provisions of this Agreement.

5.7 Severability. If any provision of this Agreement or in any document referred to herein shall be determined to be illegal, void or unenforceable, all other provisions of this Agreement or in any other document referred to herein shall not be affected and shall remain in full force and effect.

5.8 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

5.10 Survival. The warranties, representations, covenants and agreements contained in this Agreement shall terminate 18 months after the execution and delivery of this Agreement and any Closing of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PERNIX THERAPEUTICS HOLDINGS, INC.

By:	/s/ Sanjay Patel
Name: Sanjay Patel
Title: Chief Financial Officer

NOTEHOLDERS:

Athyrium Opportunities Fund (A) LP

By:  Athyrium Opportunities Associates LP, its general partner

By:  Athyrium Opportunities Associates GP LLC, its general partner

By: /s/ Andrew C. Hyman
(Authorized Signatory)

Athyrium Opportunities Fund (B) LP

By:  Athyrium Opportunities Associates LP, its general partner

By:  Athyrium Opportunities Associates GP LLC, its general partner

By: /s/ Andrew C. Hyman
 (Authorized Signatory)

Address for Notice:
c/o Athyrium Capital Management, LP
530 Fifth Avenue, 25th Floor
New York, NY 10036
Attention: Laurent D. Hermouet
Email: lhermouet@athyrium.com

With a copy to:

c/o Athyrium Capital Management, LP
530 Fifth Avenue, 25th Floor
New York, NY 10036
Attention: Andrew C. Hyman
Email: ahyman@athyrium.com

FFI FUND LTD.

By: /s/ Jon Grenzke
Name: Jon Grenzke
Title: Authorized Signatory

FYI LTD.

By: /s/ Jon Grenzke
Name: Jon Grenzke
Title: Authorized Signatory

OLIFANT FUND, LTD.

By: /s/ Jon Grenzke
Name: Jon Grenzke
Title: Authorized Signatory

STRONGBOW FUND LTD.

By: /s/ Jon Grenzke
Name: Jon Grenzke
Title: Authorized Signatory

VALUE RECOVERY FUND LIMITED

By: /s/ Jon Grenzke
Name: Jon Grenzke
Title: Authorized Signatory

NOTEHOLDERS:

Cetus Capital II, LLC

By:  Littlejohn Fund IV, L.P., its manager

By:  Littlejohn Associates IV, L.L.C., its general partner

By: /s/ Richard E. Maybaum
Name: Richard E. Maybaum
(Authorized Signatory)

Littlejohn Opportunities Master Fund LP

By:  Littlejohn Opportunities GP LLC, its general partner

By: /s/ Richard E. Maybaum
Name: Richard E. Maybaum
(Authorized Signatory)

SG Distressed Fund, LP

By:  Littlejohn Opportunities GP LLC, its general partner

By: /s/ Richard E. Maybaum ____________
Name: Richard E. Maybaum
(Authorized Signatory)

Address for Notice:
c/o Cetus Capital
8 Sound Shore Drive
Suite 303
Greenwich, CT 06830

NOTEHOLDERS:

GEODE CAPITAL MASTER FUND LTD.
solely on behalf of CBARB SEGREGATED ACCOUNT

By:  GEODE CAPITAL MANAGEMENT LP,
as Investment Manager

By: /s/ Jeffrey S. Miller
Name: Jeffrey S. Miller
Title: Chief Operating Officer
One Post Office Square, 20th Floor

Address for Notice:
c/o Geode Capital Management, LLC
Boston, MA 02109
Telephone: (617) 563-3499
Fax: (617) 385-0701

Exhibit A

Form of Third Supplemental Indenture

PERNIX THERAPEUTICS HOLDINGS, INC.

AND

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of April [__], 2015

8.00% Convertible Senior Notes due 2019

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), entered into as of April [__], 2015, among Pernix Therapeutics Holdings, Inc., a Maryland corporation (the “Company”) party hereto and Wilmington Trust, National Association, a national banking association (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantors party thereto and the Trustee entered into an indenture, dated as of February 21, 2014 (the “Base Indenture”), relating to the Company’s 8.00% Convertible Senior Notes due 2019 (the “Notes”);

WHEREAS, the Trustee and the Company are parties to the First Supplemental Indenture, dated August 19, 2014 (the “First Supplemental Indenture”), and the Trustee, Worrigan Limited and the Company are parties to the Second Supplemental Indenture, dated August 19, 2014 (the “Second Supplemental Indenture” and, the Base Indenture, as amended by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”); and

WHEREAS, the holders of a majority of the aggregate principal amount of the outstanding Notes have consented to the amendments to the Indenture reflected herein and, in accordance with Section 10.02 of the Indenture, all such amendments may be made to the Indenture with the consent of a majority of the aggregate principal amount of the outstanding Notes.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 101. Definitions.

(a) Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

(b) The term “ABL Facility” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(c) The term “Account Debtor” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(d) The term “Accounts” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(e) The term “Acquisition Subsidiary” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(f) The last sentence of the term “Affiliate”, beginning with “Solely for purposes of Section 4.13” and ending with “by contract or otherwise” is hereby deleted from Section 1.01 of the Indenture.

(g) The term “Anti-Terrorism Laws” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(h) The term “Asset Disposition” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(i) The term “Bank Product Obligations” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(j) The term “Blocked Person” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(k) The term “Broadly Held” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(l) The term “Contingent Obligations” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(m) The term “Controlled Group” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(n) The term “Core Product” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(o) The term “Cypress” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(p) The term “Cypress Purchase Agreement” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(q) The term “Debt” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(r) The term “Domestic Material Subsidiary” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(s) The term “Earnout/Escrow Payments” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(t) The term “EBITDA” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(u) The term “EBITDA” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(v) The term “Excluded Asset Disposition” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(w) The term “Foreign Subsidiary” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(x) The term “guarantee” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(y) The term “Intellectual Property” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(z) The term “Inventory” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(aa) The term “Investment” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(bb) The term “Liens” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(cc) The term “Midcap Facility” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(dd) The term “Milestone Payments” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ee) The term “Minimum Liquidity” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ff) The term “Multiemployer Plan” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(gg) The term “Non-Core Product” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(hh) The term “OFAC” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ii) The term “OFAC Lists” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(jj) The term “Ordinary Course of Business” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(kk) The term “Pension Plan” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ll) The term “Permitted Acquisition” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(mm) The term “Permitted Acquisition Debt” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(nn) The term “Permitted Asset Dispositions” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(oo) The term “Permitted Contest” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(pp) The term “Permitted Contingent Obligations” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(qq) The term “Permitted Debt” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(rr) The term “Permitted Distributions” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ss) The term “Permitted Investments” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(tt) The term “Permitted Liens” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(uu) The term “PML Business” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(vv) The term “Pro Forma Basis” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ww) The term “Restricted Distribution” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(xx) The term “Specified Acquisition” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(yy) The term “Specified Acquisition Subsidiary” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(zz) The term “Specified Assets” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(aaa) The term “Subsidiary Change in Control” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(bbb) The term “Swap Contract” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ccc) The term “Test Period” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(ddd) The term “Total Leverage Ratio” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

(eee) The term “UCC” and the definition thereof are hereby deleted from Section 1.01 of the Indenture.

Section 102. Incorporation of Indenture Provisions.  The parties hereto agree that the terms of Sections 17.01 (Provisions Binding on Company’s Successors), 17.04 (Governing Law; Jurisdiction) 17.11 (Execution in Counterparts), 17.12 (Severability) and 17.13 (Waiver of Jury Trial) of the Indenture are incorporated herein by reference, mutatis mutandis.

Section 103. Effect of Amendment.  This Third Supplemental Indenture is an amendment supplemental to the Indenture, and the  Indenture and this Third Supplemental Indenture shall henceforth be read together. The Company acknowledges and agrees that this Third Supplemental Indenture only amends, supplements and modifies the terms of the Indenture and does not constitute a novation, and the Company ratifies and confirms the terms and provisions of, and its obligations under, the Indenture (as modified by this Third Supplemental Indenture) and the Notes (as modified by this Third Supplemental Indenture) in all respects.  Pursuant to Section 10.03 of the Indenture, each of the parties hereto acknowledges and agrees that each reference in the Indenture and the Notes to the Indenture shall be deemed to be a reference to the Indenture as amended, supplemented and modified by this Third Supplemental Indenture.

Section 104. Trustee Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Third Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee.  Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Third Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 105. Conditions.  The effectiveness of this Third Supplemental Indenture is conditioned on receipt by the Trustee of the written consent of the Required Holders (receipt of which is hereby acknowledged), an Officer’s Certificate and an Opinion of Counsel as required by Section 10.05 of the Indenture.

ARTICLE 2

REMOVAL OF AND AMENDMENTS TO CERTAIN COVENANTS AND EVENTS OF DEFAULT

Section 201. Each of Sections 4.07, 4.11, 4.13, 6.01(e), 6.01(g) and 6.01(h) of the Indenture is hereby deleted and replaced in its entirety with “Intentionally Omitted.”

Section 202. Section 4.10 of the indenture is hereby amended and restated to read as follows:

“Section 4.10  Guarantees by Subsidiaries.  Each of the Guarantors that guarantees the Notes immediately prior to the effectiveness of this Third Supplemental Indenture shall remain a Guarantor under the Indenture until such time it is released pursuant to Section 13.03 of the Indenture.”

Section 203. Section 6.01(f) of the Indenture is hereby amended and restated to read as follows:

“(f) failure by the Company or any Guarantor for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company or the Guarantor to comply with any of its other agreements contained in the Notes or this Indenture;”

ARTICLE 3

CONFORMING CHANGE

Section 301. Section 10.01(a) of the Indenture is hereby amended and restated to read as follows:

“(a)  to cure any ambiguity, omission, defect or inconsistency;”

ARTICLE 4

REMOVAL OF CERTAIN PROVISIONS REGARDING CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 401. Section 11.01 of the Indenture is hereby amended and restated to read as follows:

“Section 11.01.  Company May Consolidate, Etc. on Certain Terms.  Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of its properties and assets to another Person, unless the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall expressly assume, by supplemental indenture all of the obligations of the Company under the Notes and this Indenture.

For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person (that is not one or more Subsidiaries of the Company or the Company), which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person.”

ARTICLE 5

REMOVAL OF CERTAIN SCHEDULES

Section 501. Schedule I to the Indenture, Transaction with Affiliates I-1,  is hereby deleted and replaced in its entirety with “Intentionally Omitted.”

Section 502. Schedule II to the Indenture, Permitted Contingent Obligations II-1,  is hereby deleted and replaced in its entirety with “Intentionally Omitted.”

Section 503. Schedule III to the Indenture, Permitted Debt III-1, is hereby deleted and replaced in its entirety with “Intentionally Omitted.”

Section 504. Schedule IV to the Indenture, Permitted Investments IV-1, is hereby deleted and replaced in its entirety with “Intentionally Omitted.”

Section 505. Schedule VI to the Indenture, Specified Assets VI-1, is hereby deleted and replaced in its entirety with “Intentionally Omitted.”

ARTICLE 6

AMENDMENT TO NOTE

Section 6.01.    The definition of “Blocker Percentage” included in certain Notes issued under the Indenture is hereby deleted and replaced with “9.9%.”

 [Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

PERNIX THERAPEUTICS HOLDINGS, INC. By: ___________________________ Name: [___________] Title: [___________]
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee By: _________________________ Name: Title:

Exhibit B

Form of Lock-up Agreement

April [__], 2015

Pernix Therapeutics Holdings, Inc.
10 North Park Place, Suite 201
Morristown, New Jersey 07960

RE: Pernix Therapeutics Holdings, Inc. (the “Company”)

Ladies & Gentlemen:

The undersigned is an owner of the Company’s 8.00% Convertible Senior Notes due 2019 outstanding under the Indenture (as amended through the date hereof, the “Indenture”), dated as of February 21, 2014, by and among the Company, certain subsidiaries of the Company, as guarantors, and Wilmington Trust, National Association (the “Trustee”), in the aggregate principal amount set forth on Schedule 1 to the Inducement Agreement, dated as of April 16, 2015, by and among the Company, the undersigned and the other investors listed on Schedule 1 thereto (the “Inducement Agreement”).  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Inducement Agreement.  The shares of Common Stock issuable in accordance with the Indenture to the undersigned upon conversion of the Conversion Notes held by the undersigned are referred to herein as the “Shares.”   For the purposes of clarity, the “Shares” will not include the Inducement Shares or any other Common Stock other than the Common Stock referred to in the immediately preceding sentence.

The Company proposes to carry out a private offering of new convertible senior notes (the “Offering”).  The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that the Company is relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out the Offering and agreeing to deliver the Inducement Shares.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not without the prior written consent of the Company  (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of any Shares, or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 145 days after the Closing Date applicable to the undersigned (the “Lock-up Period”).

The foregoing paragraph shall not apply to:

1. the disposition of no more than [_________] Shares to close short positions created prior to the date hereof in connection with the ownership of the Notes (Shares remaining after such disposition are referred to as the “Remaining Shares”);

2. the disposition of up to 20% of the Remaining Shares after the period ending 10 days after the Closing Date applicable to the undersigned;

3. the disposition of up to an additional 20% of the Remaining Shares after the period ending 40 days after the Closing Date applicable to the undersigned;

4. the disposition of up to an additional 20% of the Remaining Shares after the period ending 75 days after the Closing Date applicable to the undersigned;

5. the disposition of up to an additional 20% of the Remaining Shares after the period ending 110 days after the Closing Date applicable to the undersigned;

6. the disposition of any Remaining Shares in connection with an underwritten offering pursuant to any of the registration rights agreements, each of which is dated February 21, 2014 and entered into between the Company and the investors party thereto, in respect of the Shares; and

7. any transfer to an affiliate of the undersigned; provided, however, that, it shall be a condition to such transfer that the transferee executes and delivers to the Company an agreement stating that the transferee is receiving and holding Shares received in such transfer subject to the provisions of this letter agreement, and there shall be no further transfer of such Shares, except in accordance with this letter agreement.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares except in compliance with the foregoing restrictions.

This letter agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. However, it is understood that, if the Company notifies the undersigned in writing that it does not intend to proceed with the Offering, this letter agreement shall immediately be terminated and the undersigned shall automatically be released from all of the obligations under this letter agreement.

[Signature on Next Page]

[INVESTOR SIGNATURE BLOCKS]

By:_____________________________